Company Presentation
October 2013

LUMOS NETWORKS

LUMOS NETWORKS

Use of Non-GAAP Financial Measures

Included in this presentation are certain non-GAAP financial measures that are not determined in accordance with US generally accepted accounting principles. These financial performance measures are not indicative of cash provided or used by operating activities and exclude the effects of certain operating, capital and financing costs and may differ from comparable information provided by other companies, and they should not be considered in isolation, as an alternative to, or more meaningful than measures of financial performance determined in accordance with US generally accepted accounting principles. These financial performance measures are commonly used in the industry and are presented because Lumos Networks Corp. believes they provide relevant and useful information to investors. The Company utilizes these financial performance measures to assess its ability to meet future capital expenditure and working capital requirements, to incur indebtedness if necessary, and to fund continued growth. Lumos Networks Corp. also uses these financial performance measures to evaluate the performance of its business, for budget planning purposes and as factors in its employee compensation programs.

Special Note Regarding Forward-Looking Statements

Any statements contained in this presentation that are not statements of historical fact, including statements about our beliefs and expectations, are forward-looking statements and should be evaluated as such. The words "anticipates," "believes," "expects," "intends," "plans," "estimates," "targets," "projects," "should," "may," "will" and similar words and expressions are intended to identify forward-looking statements. Such forward-looking statements reflect, among other things, our current expectations, plans and strategies, and anticipated financial results, all of which are subject to known and unknown risks, uncertainties and factors that may cause our actual results to differ materially from those expressed or implied by these forward-looking statements. Many of these risks are beyond our ability to control or predict. Because of these risks, uncertainties and assumptions, you should not place undue reliance on these forward-looking statements. Furthermore, forward-looking statements speak only as of the date they are made. We do not undertake any obligation to update or review any forward-looking information, whether as a result of new information, future events or otherwise. Important factors with respect to any such forward-looking statements, including certain risks and uncertainties that could cause actual results to differ from those contained in the forward-looking statements, include, but are not limited to: rapid development and intense competition in the telecommunications and high speed data transport industry; our ability to offset expected revenue declines in legacy voice and access products related to the recent regulatory actions, wireless substitution, technology changes and other factors; our ability to effectively allocate capital and implement our "edge-out" expansion plans in a timely manner; our ability to complete customer installations in a timely manner; adverse economic conditions; operating and financial restrictions imposed by our senior credit facility; our cash and capital requirements; declining prices for our services; our ability to maintain and enhance our network; the potential to experience a high rate of customer turnover; federal and state regulatory fees, requirements and developments; our reliance on certain suppliers and vendors; and other unforeseen difficulties that may occur. These risks and uncertainties are not intended to represent a complete list of all risks and uncertainties inherent in our business, and should be read in conjunction with the more detailed cautionary statements and risk factors included in our SEC filings, including our Annual Reports filed on Forms 10-K and our Quarterly Reports filed on Forms 10-Q.

Advanced Fiber Network Driving Value for Our Customers


Lumos Networks provides next-generation communication solutions and tailored services to customers over an advanced fiber network

Lumos at a Glance

5,800 Long Haul Fiber Route Miles



Erie
Chicago, IL
PA
Altoona
Harrisburg
Pittsburgh
Columbus
OH
Cumberland
Hagerstown
Morgantown
Clarksburg
Parkersburg
WV
Winchester
Ashburn
Washington DC
Harrisonburg
Culpeper
Ashland
Charleston
Huntington
KY
Lewisburg
Covington
Waynesboro
Charlottesville
VA
Richmond
Bluefield
Roanoke
Lynchburg
Blacksburg
Bristol
Danville
Greensboro
Atlanta

Fiber Network
Edge Out Markets
Internet Exchange Points
Data Centers
"Lit" Markets

Attractive Fundamentals

- Evolution of technology from TDM to Ethernet
- 4G LTE deployment by wireless carriers
- Unique network assets in footprint
- Contiguous wavelength / data center opportunities

Revenue Opportunities

	Current[1]		Market Opportunity[2]
Fiber to the Cell ("FTTC")	540	→	~4,000
On-Net Buildings	1,303	→	20,000+
Connected Data Centers	14	→	81

[1] As of September 30, 2013
[2] Market opportunity based on FTTC sites within 5 miles of existing network, buildings within 1 mile of existing network and data centers located within current markets

Exponential Growth in Bandwidth Demand

Bandwidth Demand Drivers

- Proliferation of network connected devices and locations
  - 2012 to 2017 tablets, mobile phones and M2M traffic growth rates of 104%, 79% and 82%, respectively
- Rapid growth in rich media applications
  - In 2017, nearly a million minutes of video content will cross global IP networks every second
- Spectrum constraints require increased efficiency to manage mobile data traffic
- Adoption of network-centric computing services, e.g. Cloud
- Increased outsourcing of IT infrastructure

U.S. Mobile IP Traffic



Web & Data
Video
9x Increase from 2012 to 2017
Exabytes ("EB") per Month
2.0 EB
1.5 EB
1.0 EB
0.5 EB
0.0 EB
2012
2013
2014
2015
2016
2017

U.S. Business IP Traffic



Web & Data
Video
3x Increase from 2012 to 2017
Exabytes ("EB") per Month
5.0 EB
4.0 EB
3.0 EB
2.0 EB
1.0 EB
0.0 EB
2012
2013
2014
2015
2016
2017

Source: Cisco VNI May 2013

Evolution of Revenue Mix to Bandwidth Services

- Continued shift of resources towards Strategic Data
- Solutions-centric sales organization
- Improving mix of on-net revenue towards goal of 80%

Revenue by Segment



Strategic Data
Legacy Voice
Access
Annual Long-Term Growth Target
80%
15% – 20%
+13% Increase
59%
46%
$23.7
$18.6
$9.3
$30.4
$14.1
$7.2
(10%) – (15%)
(10%) – (15%)
3Q11
3Q13
Target

Note: Prior period revenue amounts have been reclassified to conform with the current year presentation

Strategic Data Products and Solutions

Segment	Products and Solutions
Carrier Data *(~50% of Strategic Data Revenue)*	▪ FTTC backhaul from cell sites to support 4G LTE growth ▪ IP-based Ethernet transport ▪ High-bandwidth transport (wavelengths)
Enterprise Data *(~35% of Strategic Data Revenue)*	▪ Ethernet connectivity among multiple locations ▪ Dedicated Internet connections ▪ Speeds up to 100 Gbps
IP Services *(~15% of Strategic Data Revenue)*	▪ Video ▪ Broadband / DSL ▪ Voice over IP ("VoIP")

Annual Long-Term Growth Target



20%+
Carrier Data
5% - 10%
Enterprise Data
~0%
IP Services

LUMOS NETWORKS

Fiber to the Cell Opportunities Accelerate

Explosive Growth in Mobile Data Traffic Driving Increased Backhaul Bandwidth Requirements





	1999 - 2003	2004 - 2007	2012+
Devices			
Backhaul Technology	T1	T1 / SONET	Moving to Native Ethernet
Use Case	Voice / Text	Voice / Text / Email	Voice / Text / Email / Rich Media / Streaming Video…

Compelling Site Economics

- Scalable bandwidth capability drives margin expansion
- Attractive return on investments
- Long-term contracts

Strong FTTC Growth Opportunity in Our Footprint

- Early innings of 4G LTE rollout
  - <50% of cell sites in footprint have 4G LTE
  - Even fewer sites have native Ethernet fiber connectivity
- Native Ethernet network more scalable / attractive than Ethernet over SONET networks of many competitors
- Expected 80%–90% gross margins with 50%+ EBITDA margins

FTTC Statistics in Lumos' Footprint

	Today	Target
FTTC Installations	540	1,500
Tenants per Site	1.4	1.7 - 2.0
Bandwidth per Site	50 - 100 MB	200 - 400 MB
Monthly Revenue per Site	~$2,500	~$4,000

FTTC Opportunity


600+ Sites Targeted by 2013YE
CAGR: 105%
63
+69
132
+129
261
+279
540
1,500
3Q10
3Q11
3Q12
3Q13
Target

LUMOS NETWORKS

On-Net Building Expansion Trends Continue

- 100% fiber fed portfolio of lit buildings
- Average growth of ~13 buildings/month
- Increases on-net revenue and opens up opportunity for additional FTTC builds
- Connected to 14 data centers

On-Net Buildings



CAGR: 23%
705
949
1,150
1,303
3Q10
3Q11
3Q12
3Q13

20,000+ Buildings within 1 Mile of Existing Network

Edge-Out Strategy Driven by Customer Demand

- Expanding into contiguous markets to capture new carrier and enterprise opportunities
- Leveraging existing customer base and assets with experienced in-market teams
- Richmond, VA and Western PA meaningfully increase addressable market

Richmond, VA

- 110 metro-mile fiber network lit in 3Q13
- Anchor enterprise and carrier customers signed
- Annual market for strategic data enterprise services of ~$80 million[1]
- Additional data center opportunities in Richmond and the Ashburn/Washington, D.C. corridor

Western PA

- Expansion of fiber assets in Western PA – leverage existing fiber by adding on / off ramps
- Offer diverse routes in and out of Pittsburgh
- Annual market for strategic data products within enterprise alone of ~$135 million[1]
- Completed key routes from Pittsburgh to Harrisburg, PA and Ashburn, VA

[1] Market estimates per Equifax Telecom and Stratsoft

Disciplined Capital Investment Strategy

Metric	Target
Success-Based Capex	~75%
Capex as a % of Revenue	~30% – 35%
EBITDA Payback	~36 – 48 Months
Return on Investment (EBITDA After Tax)	~15% – 20%
2012 Total Capex Investment	$60 million
FY2013 Total Capex Investment Guidance	$65 – $70 million

LUMOS NETWORKS

Executive Management with Deep Industry Experience

Tim Biltz	▪ **Chief Executive Officer/April 2012** ▪ 20+ years of operating experience as Chairman of iPCS, COO of Spectrasite, COO of Vanguard Cellular Systems
Harold Covert	▪ **Chief Financial Officer/October 2011** ▪ 30+ years of experience with technology and telecommunications companies as CFO of six publicly traded companies
Joe McCourt	▪ **Chief Revenue Officer/May 2012** ▪ 25+ years of experience in wholesale and enterprise sales in TW Telecom, Level 3, Dukenet, Zayo Networks and 1901 Group
Craig Drinkhall	▪ **Vice President Product Mgmt and Engineering/February 2012** ▪ 20+ years experience as Senior VP of Product Delivery and Emerging Opportunities at Level 3 Communications, Adelphia and TelCove
Diego Anderson	▪ **Vice President of Operations/October 2011** ▪ 20+ years of operational and technical experience with Sprint, NTELOS and Lumos
Joti Balani	▪ **Vice President of Marketing/January 2013** ▪ 15+ years experience at AT&T Business Services, AboveNet, most recently as Director of Cloud Services at Zayo Networks

LUMOS NETWORKS

Financial Highlights

- Continued shift in revenue and EBITDA mix to Strategic Data
- Attractive margin profile for high growth Strategic Data segment
- Predictable cash flow from Legacy Voice and Access segments
- Disciplined capital investment strategy
- Solid liquidity and capital structure support growth investment

Selected Financial Highlights


Strategic Data Revenue
($ in Millions)
$25.9
$27.4
$29.7
$30.4
1Q12
3Q12
1Q13
3Q13


Strategic Data as a % of Total Revenue
50.3%
52.6%
56.5%
58.9%
1Q12
3Q12
1Q13
3Q13


Strategic Data Gross Margin
80.5%
80.5%
81.2%
82.3%
1Q12
3Q12
1Q13
3Q13


Strategic Data EBITDA Margin
46.8%
46.0%
46.3%
41.3%
1Q12
3Q12
1Q13
3Q13

LUMOS NETWORKS

3Q13 Snapshot

3Q13 Metrics

($ in Millions)	3Q12	2Q13	3Q13
Revenue	$52.0	$52.3	$51.6
Adjusted EBITDA	$22.3	$24.6	$23.0
% Margin	*42.9%*	*46.9%*	*44.6%*
Capital Expenditures	$14.9	$11.7	$19.0
% of Revenue	*28.7%*	*22.4%*	*36.8%*

3Q13 Balance Sheet & Valuation

($ in Millions)	
Cash	$58.1
Total Debt	$380.7
Net Debt	$322.6
Market Capitalization [1]	$528.8
Enterprise Value	$851.4
Dividend Yield	2.3%

Key 3Q13 Accomplishments

- Strategic Data growth of over 11% YoY
- Strategic Data comprises 59% of total revenue
- Completed installation of 75 FTTC sites
- "Lit Up" Richmond, VA market
- Maintained 75% ratio for success-based capital projects
- Continued progress towards the build-out of fiber network in Western PA

[1] Based on closing share price of $24.01 as of 10/30/2013 and 22.0 million shares outstanding

LUMOS NETWORKS

Liquidity and Debt Maturities

- Debt refinancing completed in April 2013
- Liquidity to support growth capital requirements
  - $58 million in cash
  - $50 million undrawn revolver capacity
- No near term debt maturities

Capitalization

($ in Millions)	As of 9/30/13
Cash	$58.1
Revolving Credit Facility ($50MM)	$0.0
Term Loan A	100.0
Term Loan B	274.3
Capital Leases	6.4
Total Debt	**$380.7**

Debt Maturity Profile


($ in Millions)
$0.7
$5.3
$7.7
$7.7
$12.8
$80.2
$259.9
2013
2014
2015
2016
2017
2018
2019

Note: Excludes capital leases

LUMOS NETWORKS

Historical Financial Metrics by Segment

($ in Millions)	FYE 2012				FYE 2013			% of 3Q13
	1Q12	2Q12	3Q12	4Q12	1Q13	2Q13	3Q13	Total
Revenue								
Strategic Data	$25.9	$26.5	$27.4	$29.0	$29.7	$30.0	$30.4	*58.9%*
Legacy Voice	16.7	16.2	16.1	15.4	14.9	14.3	14.1	*27.2%*
Access	8.8	8.1	8.6	8.3	8.0	8.0	7.2	*13.9%*
Total Revenue	**$51.4**	**$50.8**	**$52.0**	**$52.7**	**$52.5**	**$52.3**	**$51.6**	**100.0%**
% YoY Growth	*(2.3%)*	*(1.2%)*	*2.3%*	*1.4%*	*(0.3%)*	*(0.4%)*	*(1.3%)*	
% YoY Growth by Segment								
Strategic Data	*17.8%*	*16.2%*	*15.4%*	*15.8%*	*14.6%*	*12.9%*	*11.1%*	
Legacy Voice	*(16.4%)*	*(15.8%)*	*(13.7%)*	*(13.4%)*	*(11.1%)*	*(11.5%)*	*(12.5%)*	
Access	*(17.4%)*	*(19.2%)*	*(7.8%)*	*0.1%*	*(9.2%)*	*(0.7%)*	*(16.0%)*	
Adjusted EBITDA								
Strategic Data	$12.1	$12.3	$12.6	$13.6	$13.7	$13.3	$12.6	*54.5%*
Legacy Voice	4.1	3.4	3.8	3.8	5.0	5.2	5.2	*22.4%*
Access	6.1	5.4	5.9	5.7	6.0	6.0	5.3	*23.1%*
Total Adjusted EBITDA	**$22.3**	**$21.1**	**$22.3**	**$23.2**	**$24.7**	**$24.6**	**$23.0**	**100.0%**
% YoY Growth	*(8.1%)*	*(15.7%)*	*(9.6%)*	*0.9%*	*10.8%*	*16.3%*	*3.4%*	
% Margin	*43.4%*	*41.5%*	*42.9%*	*44.1%*	*47.0%*	*46.9%*	*44.6%*	
Capital Expenditures								
Strategic Data	$14.6	$11.8	$11.6	$13.2	$11.8	$11.2	$13.6	*71.8%*
Legacy Voice	0.2	0.1	0.1	0.1	0.1	0.3	0.7	*3.4%*
Access	0.3	0.1	0.2	0.1	0.2	0.5	0.8	*4.1%*
Corporate / Unallocated	2.3	(0.3)	3.0	2.7	3.0	(0.3)	3.9	*20.7%*
Total Capital Expenditures	**$17.4**	**$11.6**	**$14.9**	**$16.0**	**$15.0**	**$11.7**	**$19.0**	**100.0%**

Financial Model

($ in Millions)	2012 Actual	3Q13 Actual	4Q13 Guidance[1]	FY 2013 Guidance[1]	Annual Long -Term Target
Revenue					
Strategic Data	**$108.8**	**$30.4**	$31 - $32	$121 - $122	+15-20%
% of Total	52.6%	58.9%	60%-61%	58%	
Legacy Voice	**$64.4**	**$14.1**	$13 - $14	$56 - $57	-10-15%
% of Total	31.1%	27.2%	26%	27%	
Access	**$33.7**	**$7.2**	$6 - $7	~$30	-10-15%
% of Total	16.3%	13.9%	13%	15%	
Total	**$206.9**	**$51.6**	**$51 - $52**	**$208**	**+1-5%**
EBITDA					
$	**$88.9**	**$23.0**	**$24 - $25**	**$97**	**NA**
%	**43.0%**	**44.6%**	**~47.0%**	**~47.0%**	**47%+**
Capital Expenditures					
% Success-Based	**75%**	**75%**	**75%**	**75%**	**75%**
Total	**$59.9**	**$19.0**	**$20 - $24**	**$65 - $70**	**~30%-35% of Revenue**

[1] Guidance as of date of 3Q13 earnings release (October 31, 2013)

Note: Prior period revenue amounts have been reclassified to conform with the current year presentation.

2013 Financial Guidance

Lumos Networks Corp.

Business Outlook [1] (as of October 31, 2013)

(In millions)	2013 Guidance [1]	
	Fourth Quarter 2013	2013 Annual
Operating Revenues	$ 51 to $ 52	approximately $208
Adjusted EBITDA	$ 24 to $ 25	approximately $97
Capital Expenditures	$ 20 to $ 24	$ 65 to $ 70
Cash and Cash Equivalents (at end of period)	$ 48 to $ 50	$ 48 to $ 50
Reconciliation of Operating Income to Adjusted EBITDA		
Operating Income	$ 12 to $ 13	approximately $46
Depreciation and amortization	approximately $11	approximately $43
Equity based compensation charges	approximately $1	approximately $7
Amortization of actuarial losses	< $1	approximately $1
Adjusted EBITDA	$ 24 to $ 25	approximately $97

1 These estimates are based on management's current expectations. These estimates are forward-looking and actual results may differ materially. Please see "Special Note from the Company Regarding Forward-Looking Statements" in the Lumos Networks Corp. third quarter 2013 earnings release dated October 31, 2013.

2 Guidance as of date of earnings release (October 31, 2013); not being updated herein.

($ in Millions)

Reconciliation of Net Income Attributable to Lumos Networks Corp. to Operating Income

	Year Ended				
	2008	2009	2010	2011	2012
Net income (loss) attributable to Lumos Networks Corp.	$23	$23	$21	($44)	$16
Net income attributable to noncontrolling interests	-	-	-	-	-
Net income (loss)	23	23	21	(44)	16
Interest expense	1	1	6	12	12
Loss on interest rate derivatives	-	-	-	-	2
Income tax expense (benefit)	15	16	14	(4)	11
Other expense, net	-	1	-	-	-
Operating Income (Loss)	$39	$41	$41	($36)	41

	Three Months Ended								
	9/30/2011	12/31/2011	3/31/2012	6/30/2012	9/30/2012	12/31/2012	3/31/2013	6/30/2013	9/30/2013
Net income (loss) attributable to Lumos Networks Corp.	$6	($62)	$5	$3	$6	$2	$6	$5	$3
Net income attributable to noncontrolling interests	-	-	-	-	-	-	-	-	-
Net income (loss)	6	(62)	5	3	6	2	6	5	3
Interest expense	3	3	3	3	3	3	3	3	4
Loss on interest rate derivatives	-	-	-	-	-	1	-	-	-
Income tax expense (benefit)	4	(17)	3	3	4	1	4	3	1
Other expense, net	-	-	-	-	-	-	1	1	-
Operating Income (Loss)	$13	($76)	$12	$9	$13	$7	$14	$12	$8

LUMOS NETWORKS

($ in Millions)

Adjusted EBITDA Reconciliation

	Year Ended				
	2008	2009	2010	2011	2012
Operating Income (Loss)	$39	$41	$41	($36)	$41
Depreciation and Amortization	27	29	31	43	39
Equity Based Compensation	1	-	2	2	4
Asset Impairment Charge	-	-	-	86	-
Amortization of Actuarial Losses	-	-	-	-	2
Business Separation Charges	-	-	-	2	-
Acquisition Related Charges	-	-	3	-	-
Employee Separation Charges	-	-	-	-	2
Restructuring Charges	-	-	-	-	3
Gain on Settlements, net	-	-	-	-	(2)
Adjusted EBITDA	$68	$71	$77	$97	$89

	Three Months Ended								
	9/30/2011	12/31/2011	3/31/2012	6/30/2012	9/30/2012	12/31/2012	3/31/2013	6/30/2013	9/30/2013
Operating Income (Loss)	$13	($75)	$12	$9	$13	$7	$14	$12	$8
Depreciation and Amortization	11	10	9	9	10	11	10	11	11
Equity Based Compensation	1	-	1	1	1	1	1	1	3
Asset Impairment Charge	-	86	-	-	-	-	-	-	-
Amortization of Actuarial Losses	-	-	-	-	-	1	-	1	1
Business Separation Charges	-	2	-	-	-	-	-	-	-
Employee Separation Charges	-	-	-	2	-	-	-	-	-
Restructuring Charges	-	-	-	-	-	3	-	-	-
Gain on Settlements, net	-	-	-	-	(2)	-	-	-	-
Adjusted EBITDA	$25	$23	$22	$21	$22	$23	$25	$25	$23